united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, Nebraska  68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 7/31

Date of reporting period: 7/31/20

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income ETF

AFIF

July 31, 2020

Annual Report

Advised by:

Regents Park Funds, LLC

4041 MacArthur Blvd., Suite 155

Newport Beach, CA 92660

RegentsParkFunds.com

1-866-866-4848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.RegentsParkFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

September 2020

Annual Letter to Shareholders of the Anfield Capital Universal Fixed Income ETF (AFIF)

General Fund Update and Asset Growth

During its fiscal year ended July 31st, 2020, the Fund carefully navigated a difficult fixed income environment that saw a sharp sell-off in credit-related assets due to the coronavirus outbreak, as well as a sharp bounce back due to fiscal and monetary support from global governments and central banks. Over this time period, the Fund grew by $94 million to $122 million for year-over-year asset growth of approximately 335%.

Update on Performance

For the fiscal year ended July 31st, 2020, the Fund returned 1.88% net of all fees and expenses. Though the Fund is not managed to any benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index returned 10.12%, the Bloomberg Barclays Intermediate U.S. Aggregate Bond Index returned 7.08%, and the ICE BofAML US Dollar Libor 3 Month Constant Maturity Indexed returned 1.94% over this same period. The Fund’s Morningstar peer group (Multisector Bond; 338 funds in category) returned 2.60%, with the Fund in the 63rd percentile, though past performance does not guarantee future results.

For the period of August 2019 through January 2020, the Fund experienced mixed performance. From August through December 2019, the Fund outperformed its peers, primarily benefiting from rising interest rates present in the months of November and December. The Fund’s mortgage positions specifically benefited from the increase in bold yields during that period. However, beginning in January, as bond markets reversed their course and rallied sharply, AFIF underperformed the broader bond market due to its shorter duration profile. The situation in global economies and financial markets changed drastically at the end of January 2020 with the outbreak of the coronavirus, which had an adverse impact on financial assets. Beginning in late February, the global health crisis prompted a sell-off in risk assets which continued through the third week of March. Due to this flight-to-quality in conjunction with a rapidly declining interest rate environment, AFIF did not perform as well relative to longer duration, higher quality funds and ETFs, especially those with longer-dated US Treasury exposure. Of note, however, was AFIF’s outperformance relative to its Morningstar peer group as the Fund benefited from its exposure to US Treasuries through futures contracts as well as its conservative positioning relative to credit.

For the period of May 2020 through July 2020, the Fund saw marked improvement in key portions of its portfolio, though past performance does not guarantee future results. This improvement was due in large part thanks to the stimulative efforts from the US Government and the US Federal Reserve assuring US consumers felt comfortable spending money while enabling US companies to raise capital at record levels. While the Fund’s high yield and investment grade corporate bond exposure benefited from these tailwinds, our emphasis on short maturity bonds contributed to the Fund’s underperformance relative to broad corporate bond indices which have longer duration exposure.

Current Positioning

Looking forward, we continue to emphasize high quality, yield-enhancing corporate credit, mortgage-backed and asset backed security allocations. Our team continues to favor the front-end of the yield curve as we do not believe the risk-adjusted compensation is adequate enough to extend further out and take on additional risk. Given the current consumer environment, we are working to position the Fund in a manner which would stand to benefit from sectors such as consumer discretionary and technology, as we believe past, present, and future trends all stand to raise both the prominence and importance of these sectors.

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

4972-NLD-9/24/2020

Anfield Universal Fixed Income ETF
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

Average Annual Total Return through July 31, 2020*, as compared to its benchmark:

		Since
	One Year	Inception ***
Anfield Universal Fixed Income ETF - NAV	1.88%	1.29%
Anfield Universal Fixed Income ETF - Market Price	1.47%	1.28%
ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index **	1.94%	2.26%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 1, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. The Fund’s total annual operating expenses after fee waiver and expense reimbursement including underlying fund fees is 1.32% and without waiver or reimbursement the gross expenses and fees including underlying fees is 1.32%, per the most recent prospectus dated November 29, 2019. Please review the Fund’s most recent prospectus for more detail on the expense waiver.

The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing exchange traded fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

**	The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

***	As of the close of business on the day of commencement of trading on September 18, 2018.

Comparison of the Change in Value of a $10,000 Investment

Anfield Universal Fixed Income ETF
PORTFOLIO REVIEW (Unaudited) (Continued)
July 31, 2020

Portfolio Composition as of July 31, 2020:

Top 10 Industry/Asset Class Allocations	% of Net Assets
Banks	12.6%
Debt Funds	9.5%
Electric	9.1%
Agency Collateral CMO	8.7%
Auto Manufacturers	6.7%
Pharmaceuticals	5.7%
Telecommunications	4.6%
Internet	4.0%
Media	3.4%
Food	2.9%
Other Assets Less Liabilities	32.8%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS
July 31, 2020

Shares						Fair Value

	EXCHANGE TRADED FUNDS - 9.5%
	DEBT FUNDS - 9.5%
47,750	iShares Core U.S. Aggregate Bond ETF					$5,708,990
66,200	Vanguard Total Bond Market ETF					5,922,252
	TOTAL EXCHANGE TRADED FUNDS (Cost $11,393,228)					11,631,242

Par Value		Coupon Rate (%)	Maturity	Spread	Rate
	BONDS & NOTES - 81.3%
	AEROSPACE/DEFENSE - 1.6%
$790,000	L3Harris Technologies, Inc.	4.9500	2/15/2021			799,517
1,100,000	Northrop Grumman Corp.	2.0800	10/15/2020			1,103,817
						1,903,334
	AGENCY COLLATERAL CMO - 8.7%
224,527	Fannie Mae Interest Strip *	5.0000	7/25/2036			34,848
288,907	Fannie Mae Interest Strip *	5.0000	10/25/2036			50,567
206,991	Fannie Mae Interest Strip *	5.5000	12/25/2033			37,464
3,404,369	Fannie Mae Interest Strip *	5.5000	11/25/2039			707,907
160,250	Fannie Mae Interest Strip *	5.5000	7/25/2037			21,805
126,478	Fannie Mae Interest Strip *#	6.0000	7/25/2034			24,065
291,516	Fannie Mae Interest Strip *	6.0000	5/25/2036			67,224
170,301	Fannie Mae Interest Strip *	6.0000	6/25/2036			39,086
312,718	Fannie Mae Interest Strip *#	6.5000	9/25/2035			66,686
592,544	Fannie Mae Interest Strip *	8.0000	11/25/2027			96,956
258,664	Fannie Mae REMICS *	3.5000	5/25/2043			3,999
204,277	Fannie Mae REMICS *	4.0000	3/25/2041			25,305
231,429	Fannie Mae REMICS *	4.5000	2/25/2043			25,940
2,894,495	Fannie Mae REMICS *	4.5000	2/25/2043			451,196
496,728	Fannie Mae REMICS *	4.5000	10/25/2048			45,735
580,489	Fannie Mae REMICS *#	5.0000	10/25/2034			96,768
439,415	Fannie Mae REMICS *~	5.5000	7/25/2033	Monthly US LIBOR	+38.50%	78,807
805,918	Fannie Mae REMICS *	5.5000	12/25/2043			144,209
702,708	Fannie Mae REMICS *~	5.8584	12/25/2040	Monthly US LIBOR	+6.03%	160,138
778,224	Fannie Mae REMICS *~	5.8784	9/25/2039	Monthly US LIBOR	+6.05%	136,501
288,291	Fannie Mae REMICS *	6.0000	5/25/2033			55,549
2,370,969	Fannie Mae REMICS *~	6.0784	1/25/2045	Monthly US LIBOR	+6.25%	496,834
201,931	Fannie Mae REMICS *~	6.0784	1/25/2040	Monthly US LIBOR	+6.25%	45,061
161,656	Fannie Mae REMICS *~	6.2284	7/25/2037	Monthly US LIBOR	+6.40%	33,393
847,545	Fannie Mae REMICS *~	6.3784	10/25/2041	Monthly US LIBOR	+6.55%	179,725
3,442,247	Fannie Mae REMICS *~	6.5284	3/25/2042	Monthly US LIBOR	+6.70%	460,169
103,198	Fannie Mae REMICS *~	6.5284	3/25/2036	Monthly US LIBOR	+6.70%	22,204
40,445	Fannie Mae REMICS *~	6.5284	3/25/2036	Monthly US LIBOR	+6.70%	9,906
246,913	Fannie Mae REMICS *~	6.5284	10/25/2035	Monthly US LIBOR	+6.70%	50,159
104,651	Fannie Mae REMICS *~	7.0284	1/25/2037	Monthly US LIBOR	+7.20%	24,413
1,005,203	Fannie Mae REMICS *~	7.5784	2/25/2033	Monthly US LIBOR	+7.75%	241,179
194,986	Fannie Mae REMICS *~	7.7784	7/25/2031	Monthly US LIBOR	+7.95%	39,646
186,814	Fannie Mae REMICS *~	6.4284	12/25/2036	Monthly US LIBOR	+6.60%	38,831
1,720,521	Fannie Mae REMICS *~	5.3784	8/25/2042	Monthly US LIBOR	+5.55%	335,535
481,524	Fannie Mae REMICS *~	6.1284	1/25/2038	Monthly US LIBOR	+6.30%	107,286
223,109	Fannie Mae REMICS *	5.5000	10/25/2040			36,021
138,581	Fannie Mae REMICS *~	5.8784	10/25/2035	Monthly US LIBOR	+6.05%	27,979

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 81.3% (Continued)
	AGENCY COLLATERAL CMO - 8.7% (Continued)
$219,293	Fannie Mae REMICS *~	6.4284	7/25/2037	Monthly US LIBOR	+6.60%	$45,154
329,021	Fannie Mae REMICS *~	6.4534	1/25/2036	Monthly US LIBOR	+6.63%	62,561
1,526,661	Fannie Mae REMICS *~	6.5884	6/25/2037	Monthly US LIBOR	+6.76%	338,567
909,503	Freddie Mac REMICS *	4.5000	9/15/2043			136,043
318,566	Freddie Mac REMICS *~	5.8552	11/15/2040	Monthly US LIBOR	+6.03%	62,747
356,651	Freddie Mac REMICS *~	5.9253	4/15/2037	Monthly US LIBOR	+6.10%	71,226
294,561	Freddie Mac REMICS *	6.3753	8/15/2042			71,143
486,148	Freddie Mac REMICS *~	6.4753	5/15/2036	Monthly US LIBOR	+6.65%	103,627
98,455	Freddie Mac REMICS *~	6.5252	2/15/2036	Monthly US LIBOR	+6.70%	23,537
83,980	Freddie Mac REMICS *~	7.7253	11/15/2032	Monthly US LIBOR	+7.90%	23,503
678,696	Freddie Mac REMICS *	3.5000	10/15/2039			47,660
454,661	Freddie Mac REMICS *	4.0000	3/15/2045			44,268
271,248	Freddie Mac REMICS *	4.0000	8/15/2043			7,626
473,392	Freddie Mac REMICS *	4.5000	7/15/2046			13,863
189,495	Freddie Mac REMICS *~	5.1748	11/25/2037	Monthly US LIBOR	+6.41%	41,802
485,182	Freddie Mac REMICS *	5.5000	7/15/2039			65,994
478,373	Freddie Mac REMICS *	5.5000	3/15/2033			93,079
727,252	Freddie Mac REMICS *~	5.8253	9/15/2046	Monthly US LIBOR	+6.00%	153,841
564,705	Freddie Mac REMICS *~	5.8253	5/15/2046	Monthly US LIBOR	+6.00%	99,682
1,012,825	Freddie Mac REMICS *~	5.8253	5/15/2034	Monthly US LIBOR	+6.00%	202,073
622,856	Freddie Mac REMICS *~	5.8753	3/15/2035	Monthly US LIBOR	+6.05%	123,206
4,404,650	Freddie Mac REMICS *~	6.3753	3/15/2040	Monthly US LIBOR	+6.55%	978,987
1,642,111	Freddie Mac REMICS *~	6.4253	10/15/2035	Monthly US LIBOR	+6.60%	352,528
187,264	Freddie Mac REMICS *~	6.4753	11/15/2036	Monthly US LIBOR	+6.65%	43,556
168,870	Freddie Mac REMICS *~	6.5000	5/15/2032			29,274
379,129	Freddie Mac REMICS *~	6.5252	11/15/2034	Monthly US LIBOR	+6.70%	101,090
285,794	Freddie Mac REMICS *~	6.5553	9/15/2039	Monthly US LIBOR	+6.73%	69,822
105,719	Freddie Mac REMICS *~	7.8253	12/15/2032	Monthly US LIBOR	+8.00%	21,931
647,103	Freddie Mac Strips *#	4.0000	1/15/2043			99,177
385,436	Freddie Mac Strips *	4.5000	5/15/2040			59,879
394,625	Freddie Mac Strips *	4.5000	9/15/2035			60,201
57,660	Freddie Mac Strips *	5.0000	9/15/2036			11,223
570,852	Freddie Mac Strips *	5.0000	4/15/2036			96,264
1,037,241	Freddie Mac Strips *	5.5000	12/15/2036			197,492
101,427	Freddie Mac Strips *	6.0000	8/15/2036			21,604
247,677	Freddie Mac Strips *	7.0000	3/15/2032			59,898
423,408	Freddie Mac Strips *	8.0000	8/1/2027			78,887
862,852	Government National Mortgage Association *#	2.6681	2/20/2040			65,227
511,680	Government National Mortgage Association *	3.5000	10/20/2046			63,062
242,728	Government National Mortgage Association *	3.5000	1/20/2043			34,248
258,569	Government National Mortgage Association *~	3.9932	7/20/2037	Monthly US LIBOR	+4.18%	29,332
710,599	Government National Mortgage Association *	4.0000	1/20/2048			89,820
1,447,655	Government National Mortgage Association *	4.0000	7/20/2045			135,974
292,256	Government National Mortgage Association *	4.0000	6/20/2045			26,526
328,873	Government National Mortgage Association *	4.0000	10/20/2044			31,074
739,510	Government National Mortgage Association *~	5.4234	6/16/2044	Monthly US LIBOR	+5.60%	151,832
977,931	Government National Mortgage Association *~	5.4632	1/20/2046	Monthly US LIBOR	+5.65%	182,528
1,000,000	Government National Mortgage Association *	5.5000	10/20/2048			175,510

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 81.3% (Continued)
	AGENCY COLLATERAL CMO - 8.7% (Continued)
$78,835	Government National Mortgage Association *	5.5000	10/20/2048			$155
703,775	Government National Mortgage Association *	5.5000	9/20/2048			97,587
221,013	Government National Mortgage Association *~	5.7633	6/20/2039	Monthly US LIBOR	+5.95%	33,225
160,579	Government National Mortgage Association *~	5.8133	9/20/2040	Monthly US LIBOR	+6.00%	30,892
290,437	Government National Mortgage Association *~	5.8734	11/16/2040	Monthly US LIBOR	+6.05%	55,815
416,671	Government National Mortgage Association *~	5.9132	4/20/2044	Monthly US LIBOR	+6.10%	81,704
200,057	Government National Mortgage Association *~	5.9132	11/20/2043	Monthly US LIBOR	+6.10%	38,704
241,720	Government National Mortgage Association *~	6.0632	6/20/2038	Monthly US LIBOR	+6.25%	53,000
268,711	Government National Mortgage Association *~	6.0734	6/16/2038	Monthly US LIBOR	+6.25%	59,055
206,465	Government National Mortgage Association *~	6.0833	4/20/2038	Monthly US LIBOR	+6.27%	661
159,305	Government National Mortgage Association *~	6.2732	2/20/2038	Monthly US LIBOR	+6.46%	30,756
242,670	Government National Mortgage Association *~	6.2832	3/20/2038	Monthly US LIBOR	+6.47%	37,781
1,956,726	Government National Mortgage Association *~	6.3033	2/20/2038	Monthly US LIBOR	+6.49%	424,195
262,292	Government National Mortgage Association *~	6.3234	1/16/2038	Monthly US LIBOR	+6.50%	59,536
126,381	Government National Mortgage Association *~	7.1133	12/20/2038	Monthly US LIBOR	+7.30%	26,441
						10,646,751
	AGRICULTURE - 0.9%
851,000	Altria Group, Inc.	4.7500	5/5/2021			879,681
45,000	BAT Capital Corp. ~	1.0140	8/14/2020	Quarterly US LIBOR	+0.59%	45,007
80,000	Imperial Brands Finance PLC	3.7500	7/21/2022			83,671
29,000	Reynolds American, Inc.	4.0000	6/12/2022			30,746
						1,039,105
	AIRLINES - 1.6%
977,230	Continental Airlines 2010-1 Class A Pass Through Trust	4.7500	1/21/2021			951,042
1,008,000	Delta Air Lines, Inc.	2.6000	12/4/2020			1,005,416
						1,956,458
	AUTO MANUFACTURERS - 6.7%
300,000	Daimler Finance North America LLC ^~	0.8646	2/12/2021	Quarterly US LIBOR	+0.43%	299,616
150,000	Daimler Finance North America LLC ^~	0.8080	2/22/2021	Quarterly US LIBOR	+0.45%	149,822
800,000	Ford Motor Credit Co. LLC	2.3430	11/2/2020			799,252
747,000	Ford Motor Credit Co. LLC	3.1570	8/4/2020			747,000
290,000	Ford Motor Credit Co. LLC	3.2000	1/15/2021			291,015
175,000	Ford Motor Credit Co. LLC	3.3360	3/18/2021			175,656
285,000	Ford Motor Credit Co. LLC	3.4700	4/5/2021			286,425
750,000	Ford Motor Credit Co. LLC	5.0850	1/7/2021			755,775
790,000	Ford Motor Credit Co. LLC	5.7500	2/1/2021			802,837
250,000	Ford Motor Credit Co. LLC ~	2.8259	1/7/2021	Quarterly US LIBOR	+2.55%	248,775
190,000	Ford Motor Credit Co. LLC ~	0.9861	11/2/2020	Quarterly US LIBOR	+0.43%	188,432
100,000	General Motors Financial Co., Inc.	2.4500	11/6/2020			100,383
500,000	General Motors Financial Co., Inc.	3.2000	7/6/2021			508,257
1,500,000	General Motors Financial Co., Inc.	3.7000	11/24/2020			1,508,799
87,000	General Motors Financial Co., Inc.	4.2000	3/1/2021			88,291
250,000	General Motors Financial Co., Inc. ~	1.1184	4/9/2021	Quarterly US LIBOR	+0.85%	249,447
500,000	Harley-Davidson Financial Services, Inc. ^	3.5500	5/21/2021			507,425
500,000	Volkswagen Group of America Finance LLC ^	3.8750	11/13/2020			504,612
						8,211,819

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 81.3% (Continued)
	BANKS - 12.6%
$130,000	ANZ New Zealand Int’l Ltd./London ^	2.8500	8/6/2020			$130,019
50,000	Australia & New Zealand Banking Group Ltd. ^~	0.7676	11/9/2020	Quarterly US LIBOR	+0.32%	50,038
45,000	Australia & New Zealand Banking Group Ltd.	2.7000	11/16/2020			45,320
250,000	Bank of America Corp.	4.7500	8/15/2020			250,001
265,000	Bank of America Corp.	5.8750	1/5/2021			271,258
15,000	Bank of America Corp. #	0.6998	8/5/2020	USISDA10	0.00%	15,000
434,000	Bank of New York Mellon Corp. ~	4.9500	12/20/2020	Quarterly US LIBOR	+3.42%	426,647
892,000	Banque Federative du Credit Mutuel SA ^	2.7500	10/15/2020			896,542
205,000	Barclays Bank PLC ~	1.1240	8/7/2020	Quarterly US LIBOR	+0.65%	205,015
280,000	Barclays Bank PLC	5.1400	10/14/2020			282,215
3,000,000	BNP Paribas SA ^#	7.6250	3/30/2021	USSW5	+6.31%	3,070,125
227,000	BPCE SA	2.7500	12/2/2021			233,851
294,000	CIT Group, Inc.	4.1250	3/9/2021			295,771
140,000	Citibank NA	2.1250	10/20/2020			140,347
650,000	Citigroup, Inc.	5.3750	8/9/2020			650,455
140,000	Citigroup, Inc. #	5.9500	1/30/2023	Quarterly US LIBOR	+4.07%	145,580
570,000	Deutsche Bank AG	2.9500	8/20/2020			570,373
40,000	Deutsche Bank AG	2.9500	8/20/2020			40,026
1,463,000	First Horizon National Corp.	3.5500	5/26/2023			1,535,191
200,000	Goldman Sachs Group, Inc.	2.6000	12/27/2020			201,783
222,000	Goldman Sachs Group, Inc. #	5.3750	9/28/2020	Quarterly US LIBOR	+3.92%	218,082
100,000	HSBC Bank USA NA	4.8750	8/24/2020			100,256
198,000	JPMorgan Chase & Co.	2.5500	10/29/2020			198,707
246,000	JPMorgan Chase & Co.	4.6250	5/10/2021			254,149
250,000	JPMorgan Chase & Co. #	5.3000	11/1/2020	Quarterly US LIBOR	+3.80%	246,871
50,000	Lloyds Bank PLC	6.5000	9/14/2020			50,299
253,000	Lloyds Bank PLC ^	6.5000	9/14/2020			254,511
195,000	Manufacturers & Traders Trust Co.	2.6250	1/25/2021			196,773
240,000	Manufacturers & Traders Trust Co. #	1.3876	12/28/2020	Monthly US LIBOR	+1.22%	240,086
120,000	Manufacturers & Traders Trust Co. #	0.5145	1/25/2021	Quarterly US LIBOR	+0.27%	120,112
1,000,000	Morgan Stanley	5.7500	1/25/2021			1,025,819
250,000	MUFG Bank Ltd. ^	2.7500	9/14/2020			250,644
45,000	NatWest Markets PLC	5.6250	8/24/2020			45,116
190,000	PNC Financial Services Group, Inc.	4.3750	8/11/2020			190,155
255,000	Regions Financial Corp.	3.2000	2/8/2021			257,439
180,000	Svenska Handelsbanken AB	1.9500	9/8/2020			180,287
600,000	UBS Group Fudning Switzerland AG ^	2.9500	9/24/2020			602,217
200,000	US Bank NA/Cincinnati, OH ~	0.3955	10/23/2020	Quarterly US LIBOR	+0.14%	199,941
749,000	Wells Fargo & Co.	2.1000	7/26/2021			761,962
500,000	Wells Fargo & Co.	2.5500	12/7/2020			503,879
						15,352,862
	BEVERAGES - 2.1%
111,000	Coca-Cola European Partners PLC	3.2500	8/19/2021			113,095
20,000	Coca-Cola European Partners PLC	3.5000	9/15/2020			20,069
743,000	Keurig Dr. Pepper, Inc.	3.5510	5/25/2021			761,766
620,000	Pernod Ricard SA ^	4.4500	1/15/2022			654,047
928,000	Pernod Ricard SA ^	5.7500	4/7/2021			961,548
						2,510,525

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 81.3% (Continued)
	CHEMICALS - 1.6%
$420,000	Air Liquide Finance SA ^	1.7500	9/27/2021			$426,140
1,141,000	DowDuPont, Inc.	3.7660	11/15/2020			1,151,773
360,000	Monsanto Co.	2.7500	7/15/2021			361,279
						1,939,192
	COMPUTERS - 2.3%
1,121,000	Dell, Inc.	4.6250	4/1/2021			1,139,356
483,000	Hewlett Packard Enterprise Co.	3.6000	10/15/2020			484,537
1,156,000	Leidos Holdings, Inc.	4.4500	12/1/2020			1,160,768
						2,784,661
	DIVERSIFIED FINANCIAL SERVICES - 1.3%
1,100,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.6250	10/30/2020			1,104,823
3,000	Ally Financial, Inc.	4.2500	4/15/2021			3,051
100,000	GE Capital International Funding Co. Unlimited Co.	2.3420	11/15/2020			100,527
325,000	GS Finance Corp.	1.1000	4/29/2021			323,896
						1,532,297
	ELECTRIC - 9.1%
621,000	American Electric Power Co., Inc.	2.1500	11/13/2020			624,152
408,000	Duke Energy Progress LLC ~	0.4976	9/8/2020	Quarterly US LIBOR	+0.18%	408,061
1,925,000	EDP Finance BV ^	5.2500	1/14/2021			1,962,430
1,725,000	Electricite de France SA ^	2.3500	10/13/2020			1,728,470
1,050,000	Enel Finance International NV ^	2.8750	5/25/2022			1,085,287
200,000	Engie SA ^	2.8750	10/10/2022			207,689
700,000	Puget Energy, Inc.	5.6250	7/15/2022			747,147
550,000	Puget Energy, Inc.	6.0000	9/1/2021			580,081
1,000,000	Sempra Energy ~	0.7634	3/15/2021	Quarterly US LIBOR	+0.45%	1,001,874
1,460,000	Sempra Energy ~	0.7750	1/15/2021	Quarterly US LIBOR	+0.50%	1,460,409
1,000,000	Southern Co.	2.3500	7/1/2021			1,016,158
200,000	Southern Power Co. ~^	0.8564	12/20/2020	Quarterly US LIBOR	+0.55%	200,039
						11,021,797
	ENGINEERING & CONSTRUCTION - 0.1%
116,000	MasTec, Inv.	4.8750	3/15/2023			117,079

	FOOD - 2.9%
1,119,000	Campbell Soup Co. ~	0.9434	3/15/2021	Quarterly US LIBOR	+0.63%	1,119,805
210,000	Campbell Soup Co.	3.3000	3/15/2021			213,646
464,000	Conagra Brands, Inc. ~	0.7684	10/9/2020	Quarterly US LIBOR	+0.50%	464,082
145,000	Conagra Brands, Inc.	3.8000	10/22/2021			150,841
55,000	Conagra Brands, Inc.	4.9500	8/15/2020			55,078
195,000	Kellogg Co.	4.0000	12/15/2020			197,645
94,000	Kraft Heinz Foods Co. ~	1.0176	2/10/2021	Quarterly US LIBOR	+0.57%	93,777
725,000	Tyson Foods, Inc. ~	0.8241	8/21/2020	Quarterly US LIBOR	+0.45%	725,089
470,000	Wm Wrigley Jr. Co. ^	3.3750	10/21/2020			472,037
						3,492,000
	FOREST PRODUCTS & PAPER - 0.3%
348,000	Georgia-Pacific LLC ^	5.4000	11/1/2020			352,334

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 81.3% (Continued)
	HEALTHCARE-SERVICES - 0.8%
$200,000	Anthem, Inc.	4.3500	8/15/2020			$200,251
325,000	Laboratory Corp. of America Holdings	4.6250	11/15/2020			324,938
455,000	Quest Diagnostics, Inc.	4.7000	4/1/2021			467,014
						992,203
	INSURANCE - 0.8%
150,000	Jackson National Life Global Funding ^~	0.7946	6/11/2021	Quarterly US LIBOR	+0.48%	150,491
590,000	MetLife, Inc. #	5.2500	9/28/2020	Quarterly US LIBOR	+3.58%	571,194
75,000	Nationwide Financial Services, Inc. ^	5.3750	3/25/2021			76,906
200,000	Protective Life Global Funding ^	2.7000	11/25/2020			201,486
						1,000,077
	INTERNET - 4.0%
1,000,000	Expedia Group, Inc.	5.9500	8/15/2020			1,000,805
1,400,000	Netflix, Inc.	5.3750	2/1/2021			1,431,416
734,000	Netflix, Inc.	5.5000	2/15/2022			777,581
181,000	NortonLifeLock, Inc.	3.9500	6/15/2022			187,561
1,500,000	NortonLifeLock, Inc.	4.2000	9/15/2020			1,504,125
						4,901,488
	LEISURE TIME - 1.1%
1,355,000	Carnival Corp.	3.9500	10/15/2020			1,344,837

	LODGING - 0.8%
1,000,000	Marriott International, Inc. ~	0.9676	3/8/2021	Quarterly US LIBOR	+0.65%	993,078

	MEDIA - 3.4%
315,000	Discovery Communications LLC	3.3000	5/15/2022			325,794
26,000	Pearson Funding PLC ^	3.2500	5/8/2023			26,726
370,000	TFCF America, Inc.	5.6500	8/15/2020			370,045
812,000	Time Warner Cable LLC	4.0000	9/1/2021			833,279
680,000	Time Warner Cable LLC	4.1250	2/15/2021			686,623
690,000	TWDC Enterprises 18 Corp.	2.1500	9/17/2020			691,477
500,000	TWDC Enterprises 18 Corp.	2.3000	2/12/2021			505,473
700,000	Walt Disney Co.	5.6500	8/15/2020			701,131
						4,140,548
	MISCELLANEOUS MANUFACTURER - 1.2%
190,000	General Electric, Co.	4.3750	9/16/2020			190,893
696,000	General Electric, Co.	4.6250	1/7/2021			706,797
250,000	General Electric, Co. #	5.0000	1/21/2021	Quarterly US LIBOR	+3.33%	198,523
63,000	General Electric, Co.	5.3000	2/11/2021			64,536
288,000	Ingersoll-Rand Global Holding Co. Ltd.	2.9000	2/21/2021			291,723
						1,452,472
	OIL & GAS - 0.7%
500,000	BG Energy Capital PLC ^	4.0000	12/9/2020			505,444
384,000	Petrobras Global Finance BV	5.3750	1/27/2021			388,694
						894,138
	PACKAGING - 1.4%
553,000	Ball Corp.	5.0000	3/15/2022			580,498
1,134,000	Graphic Packaging International LLC	4.7500	4/15/2021			1,151,010
						1,731,508

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 81.3% (Continued)
	PHARMACEUTICALS - 5.7%
$155,000	Allergan, Inc./United States ^	3.3750	9/15/2020			$155,555
1,325,000	Allergan, Inc./United States	3.3750	9/15/2020			1,328,303
1,240,000	AstraZeneca PLC	2.3750	11/16/2020			1,247,413
110,000	Bayer US Finance II LLC ^	2.7500	7/15/2021			112,090
451,000	Bayer US Finance II LLC ^	3.5000	6/25/2021			461,919
250,000	Bayer US Finance II LLC ^~	0.9269	6/25/2021	Quarterly US LIBOR	+0.63%	250,647
64,000	Becton Dickinson and Co.	3.2500	11/12/2020			64,421
350,000	Becton Dickinson and Co. ~	1.1810	12/29/2020	Quarterly US LIBOR	+0.88%	350,076
225,000	Bristol-Myers Squibb Co.	2.8750	8/15/2020			225,172
600,000	Bristol-Myers Squibb Co. ~	0.5856	11/16/2020	Quarterly US LIBOR	+0.20%	600,268
500,000	CVS Health Corp.	3.3500	3/9/2021			509,042
500,000	Express Scripts Holding Co.	2.6000	11/30/2020			503,516
50,000	Johnson & Johnson	2.9500	9/1/2020			50,103
100,000	Teva Pharmaceutical Finance IV BV	3.6500	11/10/2021			100,728
850,000	Teva Pharmaceutical Finance Netherlands III BV	2.2000	7/21/2021			845,559
190,000	Zoetis, Inc. ~	0.8166	8/20/2021	Quarterly US LIBOR	+0.44%	190,391
						6,995,203
	PIPELINES - 2.4%
383,000	Plains All American Pipeline LP / PAA Finance Corp.	3.6500	6/1/2022			392,351
707,000	Plains All American Pipeline LP / PAA Finance Corp.	5.0000	2/1/2021			712,294
1,500,000	Sunoco Logistics Partners Operations LP	4.4000	4/1/2021			1,529,379
273,000	TransCanada PipeLines Ltd.	3.8000	10/1/2020			274,414
						2,908,438
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 1.4%
850,000	American Tower Trust ^	3.0700	3/15/2023			875,242
758,000	SBA Tower Trust ^	3.7220	4/11/2023			788,362
						1,663,604
	RETAIL - 1.2%
902,000	Penske Automotive Group, Inc.	3.7500	8/15/2020			905,256
537,000	Starbucks Corp.	2.1000	2/4/2021			540,875
						1,446,131
	TELECOMMUNICATIONS - 4.6%
2,000,000	Deutsche Telekom International Finance BV	1.9500	9/19/2021			2,028,370
1,340,000	Sprint Communications, Inc.	7.0000	8/15/2020			1,344,208
1,058,000	Sprint Corp.	7.2500	9/15/2021			1,118,835
171,875	Sprint Spectrum Co. LLC ^	3.3600	9/20/2021			174,292
777,000	Telefonica Emisiones SA	5.4620	2/16/2021			797,707
182,000	T-Mobile USA, Inc.	4.0000	4/15/2022			191,055
						5,654,467

	TOTAL BONDS & NOTES (Cost $98,732,056)					98,978,406

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2020

Contracts **		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value

	CALL OPTIONS PURCHASED - 0.1%
40	US Treasury Long Bond Future	Interactive Broker	8/24/2020	$180	$720,000	$116,250
	TOTAL CALL OPTIONS PURCHASED (Cost $70,000)					116,250

	TOTAL INVESTMENTS - 90.9% (Cost $110,195,284)					$110,725,898
	OTHER ASSETS LESS LIABILITIES - 9.1%					11,030,516
	TOTAL NET ASSETS - 100.0%					$121,756,414

CMO - Collateralized Mortgage Obligation

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

USISDA10 - US 10 Year Swap Rate

USSW5 - US 5 Year Swap Rate

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. At July 31, 2020, these securities amounted to $18,544,752 or 15.23% of the Fund’s total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

*	Interest Only Securities

#	Variable Rate Security; the rate shown represents the rate as of July 31, 2020.

~	Floating Rate Security; the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

**	Each contract is equivalent to 100 shares of the underlying common stock.

FUTURES CONTRACTS

					Fair Value/
Long					Unrealized
Contracts	Description	Maturity	Counterparty	Notional Value **	Appreciation
70	10-Year US Treasury Note Future	September 2020	Interactive Brokers	$9,805,460	$100,773
20	US Treasury Long Bond Future	September 2020	Interactive Brokers	3,645,620	102,495
	Net Unrealized Appreciation on Futures Contracts				$203,268

**	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by Anfield Universal Fixed Income ETF are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of Anfield Universal Fixed Income ETF’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to Anfield Universal Fixed Income ETF.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2020

ASSETS
Investment securities:
At cost	$110,195,284
At fair value	$110,725,898
Cash	9,918,425
Dividends and interest receivable	1,114,555
Deposits for futures contracts	924,485
Net unrealized appreciation on futures contracts	203,268
Prepaid expenses and other assets	10,519
TOTAL ASSETS	122,897,150

LIABILITIES
Payable for securities purchased	982,743
Investment advisory fees payable	117,561
Payable to related parties	5,657
Accrued expenses and other liabilities	34,775
TOTAL LIABILITIES	1,140,736
NET ASSETS	$121,756,414

Composition of Net Assets:
Paid in capital	$121,541,620
Accumulated earnings	214,794
NET ASSETS	$121,756,414

Net Asset Value Per Share:
Net Assets	$121,756,414
Shares of beneficial interest outstanding (a)	12,350,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.86

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2020

INVESTMENT INCOME
Dividends	$95,213
Interest	1,038,588
TOTAL INVESTMENT INCOME	1,133,801

EXPENSES
Investment advisory fees	348,648
Administration fees	77,330
Legal fees	33,464
Audit fees	21,500
Printing and postage expenses	18,167
Transfer agent fees	16,827
Compliance officer fees	16,088
Custodian fees	15,527
Trustees fees and expenses	14,597
Insurance expense	3,685
Other expenses	11,991
TOTAL EXPENSES	577,824
Less: Fees waived by the Advisor	(12,741)
NET EXPENSES	565,083

NET INVESTMENT INCOME	568,718

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments and options purchased	(639,937)
Net realized gain from redemptions in-kind	73,861
Net realized gain from futures contracts	267,573
Net change in unrealized appreciation on investments and options purchased	927,508
Net change in unrealized appreciation on futures contracts	203,268
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	832,273

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,400,991

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	July 31, 2020	July 31, 2019 *
FROM OPERATIONS
Net investment income	$568,718	$861,233
Net realized loss from investments and options purchased	(639,937)	(166,205)
Net realized gain from redemptions in-kind	73,861	—
Net realized gain from futures contracts	267,573	—
Net change in unrealized appreciation (depreciation) on investments	927,508	(396,894)
Net change in unrealized appreciation on futures contracts	203,268	—
Net increase in net assets resulting from operations	1,400,991	298,134

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(546,035)	(876,942)
Net decrease in net assets from distribution to shareholders	(546,035)	(876,942)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	112,215,368	56,396,736
Payments for shares redeemed	(19,114,867)	(28,016,971)
Net increase in net assets from shares of beneficial interest	93,100,501	28,379,765

TOTAL INCREASE IN NET ASSETS	93,955,457	27,800,957

NET ASSETS
Beginning of the year/period	27,800,957	—
End of the year/period	$121,756,414	$27,800,957

SHARE ACTIVITY
Shares sold	11,500,000	5,625,000
Shares redeemed	(1,975,000)	(2,800,000)
Net increase in shares of beneficial interest outstanding	9,525,000	2,825,000

*	The Anfield Universal Fixed Income ETF commenced operations on September 17, 2018.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	For the	For the
	Year Ended	Period Ended
	July 31, 2020	July 31, 2019 *
Net asset value, beginning of year/period	$9.84	$10.00
Activity from investment operations:
Net investment income (a)	0.12	0.22
Net realized and unrealized gain (loss) on investments	0.01	(0.17)
Total from investment operations	0.13	0.05
Less distributions from:
Net investment income	(0.11)	(0.20)
Net realized gains	—	(0.01)
Total distributions	(0.11)	(0.21)
Net asset value, end of year/period	$9.86	$9.84
Market price, end of year/period	$9.86	$9.88
Total return (b)(c)	1.88%	0.52	% (d)(e)
Market price total return (b)(c)	1.47%	0.53	% (d)
Net assets, at end of year/period (000)s	$121,756	$27,801
Ratio of gross expenses to average net assets (g)(i)	1.23%	1.30	% (f)
Ratio of net expenses to average net assets (h)(i)	1.21%	0.95	% (f)
Ratio of net investment income to average net assets (j)	1.21%	2.56	% (f)
Portfolio Turnover Rate (k)	227%	330	% (d)

*	The Anfield Universal Fixed Income ETF commenced operations on September 17, 2018.

(a)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Total return would have been lower absent fee waiver/expense reimbursement.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not annualized.

(e)	Represents total return based on net asset values per share from commencement of investment operations on September 17, 2018 through July 31, 2019. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the BATS on September 18, 2018 through July 31, 2019 was 0.52%.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(h)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Advisor.

(i)	Does not include the expenses of other investment companies in which the fund invests.

(j)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(k)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS
July 31, 2020

1.	ORGANIZATION

The Anfield Universal Fixed Income ETF (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on September 17, 2018. The Fund’s investment objective is to seek current income. The Fund is an actively managed ETF that normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short -term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short - term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm, as needed, to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non- traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed- end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,631,242	$—	$—	$11,631,242
Bonds & Notes	—	98,978,406	—	98,978,406
Call Options Purchased	116,250	—	—	116,250
Derivatives
Futures Contracts **	203,268	—	—	203,268
Total	$11,950,760	$98,978,406	$—	$110,929,166

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for classifications.

**	Net unrealized appreciation (depreciation) of futures contracts is reported in the above table.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended July 31, 2020, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2020 for the Fund.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$203,268	$—	$203,268	$—	$—	$—
Total	$203,268	$—	$203,268	$—	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $924,485.

Impact of Derivatives on the Statement of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of July 31, 2020 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of July 31, 2020:

Contract Type/Primary Risk	Asset Derivatives
Exposure	Balance Sheet Location	Fair Value
Interest Rate Futures Contracts	Net unrealized appreciation on futures contracts	$203,268
Interest Rate Call Options Purchased	Net unrealized appreciation on investments	116,250
		$319,518

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of July 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Futures Contracts	Net realized gain from futures contracts;
Net change in unrealized appreciation on futures contracts
Interest Rate Call Options Purchased	Net realized loss from investments and options purchased;
Net change in unrealized appreciation on investments and options purchased

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended July 31, 2020:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended July 31, 2020
Futures contracts	$267,573	$267,573
Call Options purchased	$26,009	$26,009

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended July 31, 2020
Futures contracts	$203,268	$203,268
Call Options purchased	46,250	46,250

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker, if any, balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filed for open tax year July 31, 2019, or expected to be taken in the Fund’s July 31, 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments) for the Fund amounted to $41,435,623 and $123,551,614. For the year ended July 31, 2020, cost of purchases and proceeds from sales of in-kind transactions for the Fund amounted to $120,506,738 and $20,186,123.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the authority of the Board, is responsible for managing the day to day operations of the Fund, including: selecting the overall investment strategies; monitoring and evaluating Sub-Adviser (as defined below) performance; and providing related administrative services and facilities. Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns the Adviser. As compensation for its services, the Fund pays to the Adviser an advisory fee (computed daily and paid monthly) at an annual rate of 0.75% of its average daily net assets. For the year ended July 31, 2020 the Fund incurred Advisory Fees of $348,648.

The Adviser has engaged Anfield Capital Management, LLC (“Anfield” or the “Sub- Adviser”) to serve as Sub-Adviser to the Fund. Anfield Group owns a 92% majority interest in Anfield. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser, with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, is responsible for selecting investments and assuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions. The Adviser compensates the Sub- Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and does not impact the financial statements of the Fund.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 1, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets. This Agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. The expense limit in effect prior to its expiration on September 1, 2019 was 0.95%. If the Advisor waives any fee or reimburses any expense pursuant to its Agreement, and the Fund’s operating expenses are subsequently less than 1.30% of average daily net assets, the Advisor will be entitled to recoupment from the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of the waiver or reimbursement by the Adviser, which was 0.95% for the period prior to September 1, 2019 and 1.30% on or after September 1, 2019. If the Fund’s operating expenses subsequently exceed 1.30% per annum of average daily net assets recoupments shall be suspended. No recoupment amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that such recoupment is in the best interest of the Fund and its shareholders.

During the year ended July 31, 2020, the Advisor waived management fees of $12,741. The Advisor can recoup waived fees and reimbursed expenses of $118,747 until July 31, 2022 and $12,741 until July 31, 2023.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to Northern Lights Distributors (“NLD” or “the distributor”) and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and BluGiant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”) . As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in -kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

	Minimum Additional	Maximum Additional
Fee for In-Kind and	Variable Charge for	Variable Charge for
Cash Purchases	Cash Purchases*	Cash Purchases*
$150	20 bps	200 bps

*	As a percentage of the amount invested.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

6.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include, but are not limited to active trading risk, authorized participant concentration risk, bank loan risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, ETF structure risks, fixed income risk, fluctuation of net asset value risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, leveraging risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset -backed securities risk, options risk, prepayment and extension risk, regulatory risk, securities lending risk, swap risk, U.S. government securities risk, valuation risk, variable or floating rate securities risk and volatility risk.

Investment Companies and ETFs Risks – When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of other investment company’s or ETF’s operating expenses, including management fees in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund will also incur brokerage costs when it purchases and sells closed-end funds or ETFs.

Underlying Fund Risk – The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund or an underlying fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

ETF Structure Risks – The Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares.

-	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

-	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

-	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

-	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fixed Income Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Fluctuation of Net Asset Value Risk – The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Fund’s Sub- Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified Index. Index-based ETFs have generally traded at prices that closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre -existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, includes prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. The Fund will invest less than 25% of its net assets in asset-backed securities or mortgage-backed securities that are below-investment grade.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process, which have subsequently resulted in investigations and fines. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, plans are underway to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $110,409,454 for the Fund, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

Gross unrealized appreciation:	$1,954,591
Gross unrealized depreciation:	$(1,434,879)
Net unrealized appreciation:	$519,712

The tax character of Fund distributions paid for the fiscal years ended July 31, 2020 and July 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	July 31, 2020	July 31, 2019
Ordinary Income	$546,035	$876,942
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$546,035	$876,942

As of July 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$39,416	$—	$—	$(344,334)	$—	$519,712	$214,794

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and perpetual bonds adjustments and mark-to-market of 1256 options and futures contracts.

At July 31, 2020, the Fund had a capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$344,334	$—	$344,334	$—

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2020

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain/(loss) on in-kind redemptions resulted in reclassification for the year ended July 31, 2020 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$73,861	$(73,861)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
And the Shareholders of Anfield Universal Fixed Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, of Anfield Universal Fixed Income ETF (the Fund), a series of Two Roads Shared Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from September 17, 2018 (commencement of operations) through July 31, 2019, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in net assets and financial highlights for the year then ended and the period from September 17, 2018 (commencement of operations) through July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Regents Park Funds, LLC’s investment companies since 2013.

Denver, Colorado

September 29, 2020

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited)
July 31, 2020

Approval of Advisory Agreement and Sub-Advisory Agreement

Regents Park Funds, LLC and Anfield Capital Management, LLC for the Anfield Universal Fixed Income ETF

At a meeting held on March 4-5, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shares Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Regents Park Funds, LLC (“Regents Park” or the “Adviser”) and the Trust, on behalf of Anfield Universal Fixed Income ETF (“the Fund”) and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement” and with the Advisory Agreement, the “Agreements”) among Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”), Regents Park, and the Trust, on behalf of the Fund.

In connection with the Board’s consideration of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser; (ii) a description of the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) an overview of the Adviser’s and the Sub-Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s and the Sub-Adviser’s fund-related operations; (vii) the Adviser’s and the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser and the Sub-Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser and the Sub-Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser and the Sub-Adviser.

Matters considered by the Board in connection with its approval of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the Advisory Agreement with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of Regents Park; information regarding risk management processes and liquidity management; the compliance policies and procedures of Regents Park, including its business continuity and cybersecurity policies and a Code of Ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Regent Park’s use of an outside compliance consultant; information regarding Regents Park’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge. The Board also noted that on a regular basis it received and reviewed information from the Trust’s CCO regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser’s policies and procedures relating to business continuity and cybersecurity, including the review and evaluation of the Trust’s CCO of these policies and procedures. The Board took into account that both Regents Park and Anfield are affiliates under common control and share many key personnel with each other, and

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2020

considered the differing functions of each firm with respect to managing either operations and/or portfolio management for various funds of the Trust, including whether this presented any potential conflicts of interest for the Fund. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund.

The Board also considered that Regents Park acted as the investment adviser to the Fund, and retained the Sub-Adviser to manage day-to-day investment decisions of the Fund. The Board considered the oversight and supervisory role performed by Regents Park for the Fund, and noted that Regents Park generally provided management, compliance and operational support to the Fund, and had formed a Sub-Adviser Oversight Committee to accomplish these functions. The Board considered that Regents Park received daily reports from the Sub-Adviser in connection with its oversight of the Sub-Adviser. In addition, the Board considered its familiarity with Regents Park’s personnel obtained from the Board’s oversight of the Fund and of other Funds in the Trust advised by Regents Park, as well as the affiliation between Regents Park and Anfield and any potential conflicts of interest with Anfield.

In considering the nature, extent, and quality of the services provided by Regents Park, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Regents Park’s management and the quality of the performance of its duties. The Board concluded that the management of Regents Park had the skills, experience and sophistication necessary to effectively oversee the Sub-Adviser and concluded that Regents Park had sufficient quality and depth of personnel, resources, and compliance policies and procedures for performing its duties and that the nature, overall quality and extent of the services provided by Regents Park were satisfactory and reliable.

The Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement including: the Sub-Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a summary of the financial condition of the Sub-Adviser; with respect to the Fund, a written report containing the Sub-Adviser’s performance commentary for the prior quarterly period; the Sub-Adviser’s compliance policies and procedures, including its business continuity and cybersecurity policies, a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of the Sub-Adviser’s compliance program; information regarding the Sub-Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge, an independent third party data provider, analyzing the performance record of the Fund and the fees and expenses of the Fund as compared to other mutual funds with similar investment strategies, as applicable.

In considering the nature, extent, and quality of the services provided by Anfield in its capacity of a Sub-Adviser, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year, including a written report containing Anfield’s performance commentary for the prior quarterly period; and in past years, of Anfield’s management and the quality of the performance of its duties. The Board noted that it had conducted a thorough review of Anfield’s operations over the course of the prior year, including with respect to its compliance functions, its audited financial condition and that Anfield had answered the Board’s inquiries sufficiently and that the Board was satisfied with Anfield’s operations. The Board observed that Anfield had an effective compliance program and had added compliance resources over the past year. The Board reviewed the background information on Anfield’s key personnel, taking into consideration their education and financial industry experience, and in particular their past fixed income experience. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the services provided by Anfield were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a broad-based index and against a group of peer funds provided by Broadridge, an

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2020

independent third-party data provider (the “Peer Group”). The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that data may vary depending on the selected end date and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to its Peer Group.

The Board also took into account management’s discussion of the performance of the Fund, including the quarterly written report containing the Adviser’s performance commentary. The Board also noted that that the Adviser and Sub-Adviser were actively monitoring the performance of the Fund.

The Board considered that Anfield is responsible for the day-to-day management of the Fund’s investment portfolio. Among other data, the Board considered the Fund’s performance for the one-year and since inception periods ended December 31, 2019 as compared to its Peer Group, Morningstar category (Multisector Bond), and benchmark index (ICE Bank of America Merrill Lynch US Dollar Libor 3 Month Constant Maturity Index). The Board considered that the Fund had underperformed the median of its Peer Group, Morningstar category and benchmark index for the one-year period and since inception periods. The Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful long-term performance record. The Board concluded that the overall performance of the Fund was satisfactory and any underperformance was being appropriately monitored and/or addressed.

Fees and Expenses. Regarding the costs of the services provided by the Adviser and Sub-Adviser, among other expense data, the Board considered a comparison prepared by Broadridge of the Fund’s advisory fee and operating expenses compared to its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategies of the Fund relative to its Peer Group, as well as the level, quality and nature of the services provided by the Adviser and Sub-Adviser with respect to the Fund.

The Board noted that, with respect to the Fund, Regents Park’s advisory fee was higher than the median of the Peer Group, but not the highest among the funds within the Peer Group. The Board also noted that the Fund’s expense ratio was above the median of its Peer Group. The Board took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 0.95% of the Fund’s average net assets (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation). The Board also took into account the small asset size of the Fund relative to the funds in its Peer Group, the impact of the Fund’s current asset levels on relative expenses and that Anfield was reimbursing a percentage of the Fund’s operating expenses.

With respect to the sub-advisory fees relating to the Fund, the Board considered that the Fund pays an advisory fee to the Adviser and that, in turn, the Adviser pays a portion of its advisory fee to the Sub-Adviser. The Board also took into account the amount of the advisory fee to be retained by Regents Park and the services to be provided with respect to the Fund by the Adviser and the Sub-Adviser. In considering the level of each Fund’s advisory and sub-advisory fee, the Board also took into account the fees charged by the Adviser and Sub-Adviser to other accounts managed with a similar investment strategy, if any, noting that differences were attributable to the differences in the management of these different kinds of accounts.

Based on the factors above, the Board concluded that the advisory fee and sub-advisory fee of the Fund was not unreasonable.

Profitability. The Board considered the profitability of Regents Park and Anfield and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by Regents Park and Anfield based on the Fund’s asset levels and considered the total profits of the Adviser and Sub-Adviser from its relationship with the Fund. The Board concluded that each of Regents Park’s and Anfield’s

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2020

profitability, if any, from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Regents Park or Anfield would realize economies of scale with respect to the advisory or sub-advisory services provided to the Fund. The Board considered the profitability analyses included in the Board Materials and noted that expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield from its association with the Fund. The Board noted that none of Regents Park and Anfield believed they would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted that certain reputational benefits may result from their relationships with the Fund. The Board concluded that these benefits are reasonable.

Conclusion. The Board, having requested and received such information from each of Regents Park and Anfield as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement and Sub-Advisory Agreement with respect to the Fund for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement and Sub-Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited)
July 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended July 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Anfield Universal Fixed Income ETF
EXPENSE EXAMPLES (Unaudited)
July 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 to July 31, 2020 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	2/1/20	7/31/20	2/1/20-7/31/20*	2/1/20-7/31/20
	$1,000.00	$1,015.70	$6.05	1.21%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	2/1/20	7/31/20	2/1/20-7/31/20*	2/1/20-7/31/20
	$1,000.00	$1,018.86	$6.06	1.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Anfield Universal Fixed Income ETF
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2020

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	6	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	6	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	6	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	6	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of July 31, 2020.

**	As of July 31, 2020, the Trust was comprised of 23 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Dynamic Fixed Income ETF, Anfield Capital Diversified Alternatives ETF and Anfield U.S. Equity Sector Rotation ETF, each of which are advised by the Fund’s Adviser and sub-advised by Anfield, Anfield Universal Fixed Income Fund, which is advised by Anfield, and Affinity World Leaders Equity ETF, which is advised by the Fund’s Adviser.

7/31/2020 – Two Roads v1

Anfield Universal Fixed Income ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2020

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 –March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of July 31, 2020.

**	As of July 31, 2020, the Trust was comprised of 23 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Dynamic Fixed Income ETF, Anfield Capital Diversified Alternatives ETF and Anfield U.S. Equity Sector Rotation ETF, each of which are advised by the Fund’s Adviser and sub-advised by Anfield, Anfield Universal Fixed Income Fund, which is advised by Anfield, and Affinity World Leaders Equity ETF, which is advised by the Fund’s Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

7/31/2020 – Two Roads v1

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Regents Park Funds, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein may be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Trust Series	2020	2019
Anfield Universal Fixed Income ETF	$16,500	$16,500

(b)	Audit-Related Fees – None
(c)	Tax Fees

Trust Series	2020	2019
Anfield Universal Fixed Income ETF	$3,250	$3,250

(d)	All Other Fees – None
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2020 and 2019 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Included in annual report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: October 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: October 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: October 6, 2020